SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2004

MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name of Former Address, if Changed Since Last Report

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

        The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

        On February 4, 2004, Murphy Oil Corporation issued a press release announcing its earnings for the fourth quarter and year that ended on December 31, 2003. The full text of this press release is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MURPHY OIL CORPORATION By: /s/ John W. Eckart ———————— John W. Eckart Controller

Date: February 5, 2004

Exhibit Index

99.1	Press release dated February 4, 2004, as issued by Murphy Oil Corporation.